Exhibit 4(c)-3

Execution Copy

Supplement to Note Purchase Agreement
(this “Supplement”)

AEP Transmission Company, LLC
1 Riverside Plaza
Columbus, Ohio 43215

U.S.$85,000,000 2.68% Series C, Tranche A Senior Notes due November 14, 2019
U.S.$50,000,000 3.18% Series C, Tranche B Senior Notes due November 14, 2021
U.S.$95,000,000 3.56% Series C, Tranche C Senior Notes due November 14, 2024
U.S.$50,000,000 3.66% Series C, Tranche D Senior Notes due March 16, 2025
U.S.$40,000,000 3.76% Series C, Tranche E Senior Notes due June 15, 2025
U.S.$55,000,000 3.81% Series C, Tranche F Senior Notes due November 14, 2029
U.S.$60,000,000 4.01% Series C, Tranche G Senior Notes due June 15, 2030
U.S.$25,000,000 4.05% Series C, Tranche H Senior Notes due November 14, 2034
U.S.$40,000,000 4.53% Series C, Tranche I Senior Notes due November 14, 2044

As of November 14, 2014

To Each of the Purchasers
Named in the Supplemental
Purchaser Schedule Attached Hereto

Ladies and Gentlemen:
Reference is made to that certain Note Purchase Agreement, dated as of October 18, 2012 between AEP Transmission Company, LLC, a Delaware limited liability company, and each of the Initial Purchasers named in the Initial Purchaser Schedule attached thereto (as it may be amended or supplemented from time to time, the “Agreement”). Terms used but not defined herein shall have the respective meanings set forth in the Agreement.
As contemplated in Section 2.2 of the Agreement, the Company agrees with you as follows:
A.    Subsequent Series of Notes. The Company has authorized and will create a Subsequent Series of Notes to be called the “Series C Notes.” Said Series C Notes will consist of (a) U.S. $85,000,000 aggregate principal amount of 2.68% Senior Notes, Series C, Tranche A, due November 14, 2019 (the “Series C Tranche A Notes”), (b) U.S. $50,000,000 aggregate principal amount of 3.18% Senior Notes, Series C, Tranche B, due November 14, 2021 (the “Series C Tranche B Notes”), (c) U.S. $95,000,000 aggregate principal amount of 3.56% Senior Notes, Series C, Tranche C, due November 14, 2024 (the “Series C Tranche C Notes”), (d) U.S. $50,000,000 aggregate principal amount of 3.66% Senior Notes, Series C, Tranche D, due March 16, 2025 (the “Series C Tranche D Notes”); (e) U.S. $40,000,000 aggregate principal amount of 3.76% Senior Notes, Series C, Tranche E, due June 15, 2025 (the “Series C Tranche E Notes”); (f) U.S. $55,000,000 aggregate principal amount of 3.81% Senior Notes, Series C, Tranche F, due November 14, 2029 (the “Series C Tranche F Notes”); (g) U.S. $60,000,000 aggregate principal amount of 4.01% Senior Notes, Series C, Tranche G, due June 15, 2030 (the “Series C Tranche G Notes”); (h) U.S. $25,000,000 aggregate principal amount of 4.05% Senior Notes, Series C, Tranche H, due November 14, 2034 (the “Series C Tranche H Notes”); (i) U.S. $40,000,000 aggregate principal amount of 4.53% Senior Notes, Series C, Tranche I, due November 14, 2044 (the “Series C Tranche I Notes”; the Series C Tranche A Notes, the Series C Tranche B Notes, the Series C Tranche C Notes, the Series C Tranche D Notes, the Series C Tranche E Notes, the Series C Tranche F Notes, the Series C Tranche G Notes, the Series C Tranche H Notes and the Series C Tranche I Notes are hereinafter collectively referred to as the “Series C Notes”, such term to include any such notes issued in substitution therefor pursuant to Section 13 of the Agreement). The Series C Tranche A Notes, the Series C Tranche B Notes, the Series C Tranche C Notes, the Series C Tranche D Notes, the Series C Tranche E Notes, the Series C Tranche F Notes, the Series C Tranche G Notes, the Series C Tranche H Notes and the Series C Tranche I Notes shall be substantially in the form set out in Exhibit 1-A, 1-B, 1-C, 1-D, 1-E, 1-F, 1-G, 1-H and 1-I to this Supplement, respectively, with such changes therefrom, if any, as may be approved by you and the Company.
B.    Purchase and Sale of Series C Notes. The Company hereby agrees to sell to each Supplemental Purchaser set forth on the Supplemental Purchaser Schedule attached hereto (collectively, the “Series C Purchasers”) and, subject to the terms and conditions in the Agreement and herein set forth, each Series C Purchaser agrees to purchase from the Company, at a Series C Closing provided for in Section C to this Supplement, Series C Notes in the principal amount and in the tranche set opposite each Series C Purchaser’s name in the Supplemental Purchaser Schedule at the purchase price of 100% of the principal amount thereof. The obligations of the Series C Purchasers hereunder are several and not joint obligations, and no Series C Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Series C Purchaser hereunder.
C.    Execution Date; Series C Closings. The execution and delivery of this Supplement will be made at the offices of Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166 on November 14, 2014 (the “Series C Execution Date”).
The sale and purchase of the Series C Notes to be purchased by each Series C Purchaser shall occur at the offices of Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166 at 10:00 a.m. New York City Time, at no more than three closings (individually, a “Series C Closing” and, collectively, the “Series C Closings”). The first Series C Closing, at which Series C Closing the Series C Tranche A Notes, the Series C Tranche B Notes, the Series C Tranche C Notes, the Series C Tranche F Notes, the Series C Tranche H Notes and the Series C Tranche I Notes are, subject to this Section C and Section D to this Supplement, to be purchased, shall be held on November 14, 2014 (the “First Series C Closing”); the second Series C Closing, at which Series C Closing the Series C Tranche D Notes are, subject to this Section C and Section D to this Supplement, to be purchased, shall be held on March 16, 2015 (the “Second Series C Closing”), and the third Series C Closing, at which Series C Closing the Series C Tranche E Notes and Series C Tranche G Notes are, subject to this Section C and Section D, to be purchased, shall be held on June 15, 2015 (the “Third Series C Closing”). At each Series C Closing, the Company will deliver to each Series C Purchaser the Series C Notes of the tranche to be purchased by such Series C Purchaser at such Series C Closing in the form of a single Series C Note of such tranche (or such greater number of Series C Notes in denominations of at least $100,000 as such Series C Purchaser may request) dated the date of such Series C Closing and registered in such Series C Purchaser’s name (or in the name of its nominee), against payment by such Series C Purchaser of the purchase price thereof by transfer of immediately available funds for credit to the Company’s account on the date of such Series C Closing (which account shall be specified in a notice to each such Series C Purchaser at least three Business Days prior to each Series C Closing). If at such Series C Closings the Company shall fail to tender such Series C Notes to any Series C Purchaser as provided above in this Section C, or any of the conditions specified in Section D to this Supplement shall not have been fulfilled to such Series C Purchaser’s satisfaction, such Series C Purchaser shall, at its election, be relieved of all further obligations under this Supplement and the Agreement, without thereby waiving any rights such Series C Purchaser may have by reason of such failure or such nonfulfillment.
D.    Conditions to Series C Closings. The obligation of each Series C Purchaser to execute and deliver this Supplement on the Series C Execution Date is subject to the representations and warranties of the Company in Section 5 of the Agreement, as supplemented, amended or superseded by the representations and warranties set forth in Exhibit A hereto, being correct when made on the Series C Execution Date. The obligations of each Series C Purchaser to purchase and pay for the Series C Notes to be purchased by such Series C Purchaser hereunder at a Series C Closing is subject to the satisfaction, on or before the date of such Series C Closing, of the conditions set forth in Section 4 of the Agreement, provided that the reference to Chapman and Cutler LLP in Section 4.4(c) of the Agreement shall be deemed to be a reference to Winston & Strawn LLP, and to the following additional conditions:

(a)    Except as supplemented, amended or superseded by the representations and warranties set forth in Exhibit A hereto, each of the representations and warranties of the Company set forth in Section 5 of the Agreement shall be correct as of the date of each Series C Closing and the Company shall have delivered to such Series C Purchaser an Officer’s Certificate, dated the date of such Series C Closing, certifying that such condition has been fulfilled.

(b)    Contemporaneously with each Series C Closing, the Company shall sell to each Series C Purchaser, and each Series C Purchaser shall purchase, the Series C Notes to be purchased by such Series C Purchaser on the date of such Series C Closing as specified in the Supplemental Purchaser Schedule.
E.    Prepayments. The Series C Notes shall be subject to prepayment only (a) pursuant to the required prepayments, if any, specified in clause (x) below; and (b) pursuant to the optional prepayments specified in clause (y) below.

(x)    Maturity. As provided therein, the entire unpaid principal amount of each tranche of the Series C Notes shall be due and payable on the stated maturity date thereof.

(y)    Optional and Contingent Prepayments. As provided in Section 8.2 of the Agreement.

F.    Purchaser Representations. Each Series C Purchaser represents and warrants that the representations and warranties set forth in Section 6 of the Agreement are true and correct on the Series C Execution Date with respect to the purchase of the Series C Notes by such Series C Purchaser with the same force and effect as if each reference to “Series A Notes” set forth therein was modified to refer to the “Series C Notes” and each reference to “Initial Purchaser” set forth therein was modified to refer to the “Series C Purchaser”.
G.    Definition of “Priority Debt” The definition of the term “Priority Debt” as set forth in Schedule B to the Agreement is deemed to be supplemented and modified to read in its entirety as follows:
“Priority Debt” means, without duplication, (a) any Debt of the Company or a Subsidiary secured by a Lien created or incurred within the limitations of Section 10.3(d) and (b) any Debt of the Company’s Subsidiaries; provided that there shall be excluded from any calculation of Priority Debt, (i) the Debt of any Subsidiary owing to the Company or a Wholly‑owned Significant Subsidiary of the Company, and (ii) the Debt of any Person which becomes a Subsidiary after the date of the First Initial Closing and any extension, renewal or refunding thereof; provided that such Debt was not incurred in contemplation of such Person becoming a Subsidiary.
H.    Series C Notes Issued under and Pursuant to Agreement. Except as otherwise specifically provided above (and expressly permitted by the Agreement), all of the provisions of the Agreement are incorporated by reference herein and shall apply to the Series C Notes as if expressly set forth in this Supplement. Accordingly, the Series C Notes shall be deemed to be issued under, to be subject to and to have the benefit of all of the terms and provisions of the Agreement as the same may from time to time be amended and supplemented in the manner provided therein.
[Signature Page Follows]

The execution hereof by the Series C Purchasers shall constitute a contract among the Company and the Series C Purchasers for the uses and purposes hereinabove set forth. By their acceptance hereof, each of the Series C Purchasers shall also be deemed to have accepted and agreed to the terms and provisions of the Agreement, as in effect on the date hereof.
AEP Transmission Company, LLC

By: /s/ Renee V. Hawkins
Name: Renee V. Hawkins
Title: Assistant Treasurer

Schedule A
(to Supplement)

This Supplement is hereby accepted and agreed as of the date hereof:

State Farm Life Insurance Company
State Farm Life and Accident Assurance Company

By: /s/ Julie Hoyer
Name: Julie Hoyer
Title: Senior Investment Advisr

Allianz Life Insurance Company of North America

By: /s/ Brian F. Landry
Name: Brian F. Landry
Title: Assistant Treasurer

Connecticut General Life Insurance Company
Life Insurance Company of North America
Cigna Health and Life Insurance Company

By: Cigna Invesments, Inc., authorized agent

By: /s/ Robert W. Eccles
Name: Robert W. Eccles
Title: Senior Managing Partner

The Northwestern Mutual Life Insurance Company
The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account

By: /s/ Howard Stern
Name: Howard Stern
Title: Authorized Representative

First MetLife Investors Insurance Company
MetLife Insurance Company of Connecticut

By Metropolitan Life Insurance Company, its Investment Manager

By: /s/ John A. Wills
Name: John A. Wills
Title: Managing Director

Hartford Fire Insurance Company
Hartford Life and Accident Insurance Company
By: Hartford Investment Management Company Its Agent and Attorney-in-Fact

By: /s/ Kenneth Day
Name: Kenneth Day
Title: Vice President

Massachusetts Mutual Life Insurance Compay
CM Life Insurance Company
Banner Life Insurance Company

By: Babson Capital Management LLC as Investment Advisor

By: /s/ Thomas P. Shea
Name: Thomas P. Shea
Title: Managing Director

Great-West Life & Annuity Insurance Company

By: /s/ Ward Argust
Name: Ward Argust
Title: Manager, Investments

Ensign Peak Advisors, Inc.

By: /s/ Matthew D. Dall
Name: Matthew D. Dall
Title: Head of Credit Research

Trivent Financial for Lutherans

By: /s/ William J. Hochmuth
Name: William J. Hochmuth
Title: Director

Principal Life Insurance Company
RGA Reinsurance Company
By: Principal Global Investors, LLC
By: /s/ Adrienne L. McFarland
Name: Adrienne L. McFarland

Title: Counsel

Riversource Life Insurance Company
Riversource Life Insurance Co. of New York

By: /s/ Thomas W. Murphy
Name: Thomas W. Murphy
Title: Vice President-Investments

Jackson National Life Insurance Company

By: /s/ Luke Stifflear
Name: Luke Stifflear
Title: Sr. Managing Director

Western-Southern Life Assurance Company
By: /s/ James J. Vance
Name: James J. Vance
Title: Vice President

United of Omaha Life Insurance Company
Mutual of Omaha Insurance Company

By: /s/ Justin P. Kavan
Name: Justin P. Kavan
Title: Vice President

Life Insurance Company of the Southwest

By: /s/ Chris P. Gudmastad
Name: Chris P. Gudmastad
Title: Asst. Vice President

American Equity Investment Life Insurance Company

By: /s/ Jeffrey A. Fossell
Name: Jeffrey A. Fossell
Title: Authorized Signatory

Cobank, ACB

By: /s/ Jennifer Daurio
Name: Jennifer Daurio
Title: Vice President

American Family Life Insurance Company

By: /s/ David L. Voge
Name: David L. Voge
Title: Portfolio Manager

Louisiana Medical Mutual Insurance Company
The Pharmacists Insurance Company
Pharmacists Mutual Insurance Company
By: Prime Advisors, Inc., its Attorney-in-Fact

By: /s/ Scott Sell
Name: Scott Sell
Title: Vice President

Information Relating to Series C Purchasers

Name and Address of Series C Purchaser		Principal Amount and Tranche of Series C Notes to Be Purchased

[Name of Series C Purchaser]		$[__________] (Tranche [A]; No. C-[A]-[1])

(1)	All payments by wire transfer of immediately available funds to: with sufficient information to identify the source and application of such funds.

(2)	All notices of payments and written confirmations of such wire transfers:

(3)	All other communications:

Exhibit A
Supplemental Representations
The Company represents and warrants to each Series C Purchaser that except as hereinafter set forth in this Exhibit A, each of the representations and warranties set forth in Section 5 of the Agreement is true and correct as of the date hereof with respect to the Series C Notes with the same force and effect as if each reference to “Series A Notes” set forth therein was modified to refer to the “Series C Notes” and each reference to “this Agreement” therein was modified to refer to the Agreement as supplemented by this Supplement. The Section references hereinafter set forth correspond to the similar sections of the Agreement which are supplemented hereby:

1.Section 5.3 of the Agreement is deemed to be supplemented and modified to read in its entirety as follows:

“The Company, through its agents, Barclays Capital Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, has delivered to each Purchaser a copy of a Private Placement Memorandum, dated October 2014 (the “Memorandum”), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. This Agreement, the Memorandum and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby and identified in Schedule 5.3, and the financial statements listed in Schedule 5.5 (this Agreement, the Memorandum and such documents, certificates or other writings and such financial statements delivered to each Purchaser prior to October 24, 2014 being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made; provided, that no representation is hereby made with respect to the projections contained therein other than that such projections are based on information that the Company believes to be accurate and were calculated in a manner that the Company believes to be reasonable. Since December 31, 2013, there has been no change in the financial condition, operations, business or properties of the Company except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that would reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.”

2.Section 5.12(b) of the Agreement is deemed to be modified so that each reference to the date “January 1, 2012” is deleted and replaced with a reference to the date “January 1, 2014”.

3.Section 5.15(a) of the Agreement is deemed to be supplemented and modified to read in its entirety as follows:

“(a) Schedule 5.15 sets forth a complete and correct list of all outstanding Debt of the Company and its Subsidiaries as of November 12, 2014 (including a description of the obligors and obligees, principal amount outstanding and collateral therefor, if any, and Guaranty thereof, if any), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or such Subsidiary, the outstanding principal amount of which exceeds $1,000,000, and no event or condition exists with respect to any Debt of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment. Annex A to be attached hereto on the date of the Second Series C Closing will correctly describe all outstanding Debt and any Liens securing such Debt of the Company and its Subsidiaries as of the date which is two Business Days prior to the date of the Second Series C Closing. Since the First Series C Closing, there shall have been no Material increase in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company or its Subsidiaries listed on Schedule 5.15 (other than the inclusion of the Series C Tranche A Notes, the Series C Tranche B Notes, the Series C Tranche C Notes, the Series C Tranche F Notes, the Series C Tranche H Notes and the Series C Tranche I Notes). Annex B to be attached hereto on the date of the Third Series C Closing will correctly describe all outstanding Debt and any Liens securing such Debt of the Company and its Subsidiaries as of the date which is two Business Days prior to the date of the Third Series C Closing. Since the Second Series C Closing, there shall have been no Material increase in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company or its Subsidiaries listed on Schedule 5.15 (other than the inclusion of the Series C Tranche D Notes).”

4.Each of Schedules 5.3, 5.4, 5.5, 5.12 and 5.15 to the Agreement is deemed to be replaced by Schedules 5.3, 5.4, 5.5, 5.12 and 5.15 to this Supplement, as applicable.

5.Each of Annexes A and B to the Agreement is deemed to be replaced by Annexes A and B to this Supplement, as applicable.

Exhibit 1-A

[Form of Series C, Tranche A Note]

AEP Transmission Company, LLC

2.68% Senior Note, Series C, Tranche A, due November 14, 2019

No. [_______]	[Date]
$[__________]	PPN 00114* AM5
For Value Received, the undersigned, AEP Transmission Company, LLC (herein called the “Company”), a limited liability company organized and existing under the laws of the State of Delaware, hereby promises to pay to [_____________________] or registered assigns, the principal sum of [______________] Dollars (or so much thereof as shall not have been prepaid) on November 14, 2019 (the “Maturity Date”) with interest (computed on the basis of a 360‑day year of twelve 30‑day months) (a) on the unpaid balance thereof at the rate of 2.68% per annum from the date hereof, payable semiannually, on the 14th day of May and November in each year, commencing with the May 14th or November 14th next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make‑Whole Amount, at a rate per annum from time to time equal to the greater of (i) 4.68% or (ii) 2% over the rate of interest publicly announced by Citibank, N.A. from time to time in New York, New York as its “base” or “prime” rate payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).
Payments of principal of, interest on and any Make‑Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Citibank, N.A. or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
This Note is one of a series of Senior Notes (herein called the “Series C Notes”) issued pursuant to the Supplement to Note Purchase Agreement dated as of November 14, 2014 to that certain Note Purchase Agreement, dated as of October 18, 2012 (as from time to time amended or supplemented, the “Note Purchase Agreements”), among the Company and the Purchasers named therein and is entitled to the benefits thereof together with additional Series of Notes from time to time issued thereunder (the “Supplemental Notes,” and collectively with notes issued under the Note Purchase Agreement, the “Notes”). Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6 of the Note Purchase Agreement.
This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.
If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make‑Whole Amount) and with the effect provided in the Note Purchase Agreements.
This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York, excluding choice‑of‑law principles of the law of such State that would permit application of the laws of a jurisdiction other than such State.

AEP Transmission Company, LLC

By__________________________________
Title:________________________________

Exhibit 1-B

[Form of Series C, Tranche B Note]

AEP Transmission Company, LLC

3.18% Senior Note, Series C, Tranche B, due November 14, 2021

No. [_______]	[Date]
$[__________]	PPN 00114* AN3

For Value Received, the undersigned, AEP Transmission Company, LLC (herein called the “Company”), a limited liability company organized and existing under the laws of the State of Delaware, hereby promises to pay to [_____________________] or registered assigns, the principal sum of [______________] Dollars (or so much thereof as shall not have been prepaid) on November 14, 2021 (the “Maturity Date”) with interest (computed on the basis of a 360‑day year of twelve 30‑day months) (a) on the unpaid balance thereof at the rate of 3.18% per annum from the date hereof, payable semiannually, on the 14th day of May and November in each year, commencing with the May 14th or November 14th next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make‑Whole Amount, at a rate per annum from time to time equal to the greater of (i) 5.18% or (ii) 2% over the rate of interest publicly announced by Citibank, N.A. from time to time in New York, New York as its “base” or “prime” rate payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).
Payments of principal of, interest on and any Make‑Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Citibank, N.A. or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
This Note is one of a series of Senior Notes (herein called the “Series C Notes”) issued pursuant to the Supplement to Note Purchase Agreement dated as of November 14, 2014 to that certain Note Purchase Agreement, dated as of October 18, 2012 (as from time to time amended or supplemented, the “Note Purchase Agreements”), among the Company and the Purchasers named therein and is entitled to the benefits thereof together with additional Series of Notes from time to time issued thereunder (the “Supplemental Notes,” and collectively with notes issued under the Note Purchase Agreement, the “Notes”). Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6 of the Note Purchase Agreement.
This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.
If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make‑Whole Amount) and with the effect provided in the Note Purchase Agreements.
This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York, excluding choice‑of‑law principles of the law of such State that would permit application of the laws of a jurisdiction other than such State.

AEP Transmission Company, LLC

By_________________________________
Title:_______________________________

Exhibit 1-C

[Form of Series C, Tranche C Note]

AEP Transmission Company, LLC

3.56% Senior Note, Series C, Tranche C, due November 14, 2024

No. [_______]	[Date]
$[__________]	PPN 00114* AP8

For Value Received, the undersigned, AEP Transmission Company, LLC (herein called the “Company”), a limited liability company organized and existing under the laws of the State of Delaware, hereby promises to pay to [_____________________] or registered assigns, the principal sum of [______________] Dollars (or so much thereof as shall not have been prepaid) on November 14, 2024 (the “Maturity Date”) with interest (computed on the basis of a 360‑day year of twelve 30‑day months) (a) on the unpaid balance thereof at the rate of 3.56% per annum from the date hereof, payable semiannually, on the 14th day of May and November in each year, commencing with the May 14th or November 14th next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make‑Whole Amount, at a rate per annum from time to time equal to the greater of (i) 5.56% or (ii) 2% over the rate of interest publicly announced by Citibank, N.A. from time to time in New York, New York as its “base” or “prime” rate payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).
Payments of principal of, interest on and any Make‑Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Citibank, N.A. or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
This Note is one of a series of Senior Notes (herein called the “Series C Notes”) issued pursuant to the Supplement to Note Purchase Agreement dated as of November 14, 2014 to that certain Note Purchase Agreement, dated as of October 18, 2012 (as from time to time amended or supplemented, the “Note Purchase Agreements”), among the Company and the Purchasers named therein and is entitled to the benefits thereof together with additional Series of Notes from time to time issued thereunder (the “Supplemental Notes,” and collectively with notes issued under the Note Purchase Agreement, the “Notes”). Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6 of the Note Purchase Agreement.
This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.
If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make‑Whole Amount) and with the effect provided in the Note Purchase Agreements.
This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York, excluding choice‑of‑law principles of the law of such State that would permit application of the laws of a jurisdiction other than such State.

AEP Transmission Company, LLC

By______________________________
Title:____________________________

Exhibit 1-D

[Form of Series C, Tranche D Note]

AEP Transmission Company, LLC

3.66% Senior Note, Series C, Tranche D, due March 16, 2025

No. [_______]	[Date]
$[__________]	PPN 00114* AQ6

For Value Received, the undersigned, AEP Transmission Company, LLC (herein called the “Company”), a limited liability company organized and existing under the laws of the State of Delaware, hereby promises to pay to [_____________________] or registered assigns, the principal sum of [______________] Dollars (or so much thereof as shall not have been prepaid) on March 16, 2025 (the “Maturity Date”) with interest (computed on the basis of a 360‑day year of twelve 30‑day months) (a) on the unpaid balance thereof at the rate of 3.66% per annum from the date hereof, payable semiannually, on the 16th day of March and September in each year, commencing with the March 16th or September 16th next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make‑Whole Amount, at a rate per annum from time to time equal to the greater of (i) 5.66% or (ii) 2% over the rate of interest publicly announced by Citibank, N.A. from time to time in New York, New York as its “base” or “prime” rate payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).
Payments of principal of, interest on and any Make‑Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Citibank, N.A. or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
This Note is one of a series of Senior Notes (herein called the “Series C Notes”) issued pursuant to the Supplement to Note Purchase Agreement dated as of November 14, 2014 to that certain Note Purchase Agreement, dated as of October 18, 2012 (as from time to time amended or supplemented, the “Note Purchase Agreements”), among the Company and the Purchasers named therein and is entitled to the benefits thereof together with additional Series of Notes from time to time issued thereunder (the “Supplemental Notes,” and collectively with notes issued under the Note Purchase Agreement, the “Notes”). Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6 of the Note Purchase Agreement.
This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.
If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make‑Whole Amount) and with the effect provided in the Note Purchase Agreements.
This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York, excluding choice‑of‑law principles of the law of such State that would permit application of the laws of a jurisdiction other than such State.

AEP Transmission Company, LLC

By_________________________________
Title:_______________________________

Exhibit 1-E

[Form of Series C, Tranche E Note]

AEP Transmission Company, LLC

3.76% Senior Note, Series C, Tranche E, due June 15, 2025

No. [_______]	[Date]
$[__________]	PPN 00114* AR4

For Value Received, the undersigned, AEP Transmission Company, LLC (herein called the “Company”), a limited liability company organized and existing under the laws of the State of Delaware, hereby promises to pay to [_____________________] or registered assigns, the principal sum of [______________] Dollars (or so much thereof as shall not have been prepaid) on June 15, 2025 (the “Maturity Date”) with interest (computed on the basis of a 360‑day year of twelve 30‑day months) (a) on the unpaid balance thereof at the rate of 3.76% per annum from the date hereof, payable semiannually, on the 15th day of June and December in each year, commencing with the June 15th or December 15th next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make‑Whole Amount, at a rate per annum from time to time equal to the greater of (i) 5.76% or (ii) 2% over the rate of interest publicly announced by Citibank, N.A. from time to time in New York, New York as its “base” or “prime” rate payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).
Payments of principal of, interest on and any Make‑Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Citibank, N.A. or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
This Note is one of a series of Senior Notes (herein called the “Series C Notes”) issued pursuant to the Supplement to Note Purchase Agreement dated as of November 14, 2014 to that certain Note Purchase Agreement, dated as of October 18, 2012 (as from time to time amended or supplemented, the “Note Purchase Agreements”), among the Company and the Purchasers named therein and is entitled to the benefits thereof together with additional Series of Notes from time to time issued thereunder (the “Supplemental Notes,” and collectively with notes issued under the Note Purchase Agreement, the “Notes”). Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6 of the Note Purchase Agreement.
This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.
If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make‑Whole Amount) and with the effect provided in the Note Purchase Agreements.
This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York, excluding choice‑of‑law principles of the law of such State that would permit application of the laws of a jurisdiction other than such State.

AEP Transmission Company, LLC

By_____________________________
Title:___________________________

Exhibit 1-F

[Form of Series C, Tranche F Note]

AEP Transmission Company, LLC

3.81% Senior Note, Series C, Tranche F, due November 14, 2029

No. [_______]	[Date]
$[__________]	PPN 00114* AS2

For Value Received, the undersigned, AEP Transmission Company, LLC (herein called the “Company”), a limited liability company organized and existing under the laws of the State of Delaware, hereby promises to pay to [_____________________] or registered assigns, the principal sum of [______________] Dollars (or so much thereof as shall not have been prepaid) on November 14, 2029 (the “Maturity Date”) with interest (computed on the basis of a 360‑day year of twelve 30‑day months) (a) on the unpaid balance thereof at the rate of 3.81% per annum from the date hereof, payable semiannually, on the 14th day of May and November in each year, commencing with the May 14th or November 14th next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make‑Whole Amount, at a rate per annum from time to time equal to the greater of (i) 5.81% or (ii) 2% over the rate of interest publicly announced by Citibank, N.A. from time to time in New York, New York as its “base” or “prime” rate payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).
Payments of principal of, interest on and any Make‑Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Citibank, N.A. or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
This Note is one of a series of Senior Notes (herein called the “Series C Notes”) issued pursuant to the Supplement to Note Purchase Agreement dated as of November 14, 2014 to that certain Note Purchase Agreement, dated as of October 18, 2012 (as from time to time amended or supplemented, the “Note Purchase Agreements”), among the Company and the Purchasers named therein and is entitled to the benefits thereof together with additional Series of Notes from time to time issued thereunder (the “Supplemental Notes,” and collectively with notes issued under the Note Purchase Agreement, the “Notes”). Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6 of the Note Purchase Agreement.
This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.
If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make‑Whole Amount) and with the effect provided in the Note Purchase Agreements.
This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York, excluding choice‑of‑law principles of the law of such State that would permit application of the laws of a jurisdiction other than such State.

AEP Transmission Company, LLC

By______________________________
Title:____________________________

Exhibit 1-G

[Form of Series C, Tranche G Note]

AEP Transmission Company, LLC

4.01% Senior Note, Series C, Tranche G, due June 15, 2030

No. [_______]	[Date]
$[__________]	PPN 00114* AT0

For Value Received, the undersigned, AEP Transmission Company, LLC (herein called the “Company”), a limited liability company organized and existing under the laws of the State of Delaware, hereby promises to pay to [_____________________] or registered assigns, the principal sum of [______________] Dollars (or so much thereof as shall not have been prepaid) on June 15, 2030 (the “Maturity Date”) with interest (computed on the basis of a 360‑day year of twelve 30‑day months) (a) on the unpaid balance thereof at the rate of 4.01% per annum from the date hereof, payable semiannually, on the 15th day of June and December in each year, commencing with the June 15th or December 15th next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make‑Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.01% or (ii) 2% over the rate of interest publicly announced by Citibank, N.A. from time to time in New York, New York as its “base” or “prime” rate payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).
Payments of principal of, interest on and any Make‑Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Citibank, N.A. or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
This Note is one of a series of Senior Notes (herein called the “Series C Notes”) issued pursuant to the Supplement to Note Purchase Agreement dated as of November 14, 2014 to that certain Note Purchase Agreement, dated as of October 18, 2012 (as from time to time amended or supplemented, the “Note Purchase Agreements”), among the Company and the Purchasers named therein and is entitled to the benefits thereof together with additional Series of Notes from time to time issued thereunder (the “Supplemental Notes,” and collectively with notes issued under the Note Purchase Agreement, the “Notes”). Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6 of the Note Purchase Agreement.
This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.
If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make‑Whole Amount) and with the effect provided in the Note Purchase Agreements.
This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York, excluding choice‑of‑law principles of the law of such State that would permit application of the laws of a jurisdiction other than such State.

AEP Transmission Company, LLC

By________________________________
Title:______________________________

Exhibit 1-H

[Form of Series C, Tranche H Note]

AEP Transmission Company, LLC

4.05% Senior Note, Series C, Tranche H, due November 14, 2034

No. [_______]	[Date]
$[__________]	PPN 00114* AU7

For Value Received, the undersigned, AEP Transmission Company, LLC (herein called the “Company”), a limited liability company organized and existing under the laws of the State of Delaware, hereby promises to pay to [_____________________] or registered assigns, the principal sum of [______________] Dollars (or so much thereof as shall not have been prepaid) on November 14, 2034 (the “Maturity Date”) with interest (computed on the basis of a 360‑day year of twelve 30‑day months) (a) on the unpaid balance thereof at the rate of 4.05% per annum from the date hereof, payable semiannually, on the 14th day of May and November in each year, commencing with the May 14th or November 14th next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make‑Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.05% or (ii) 2% over the rate of interest publicly announced by Citibank, N.A. from time to time in New York, New York as its “base” or “prime” rate payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).
Payments of principal of, interest on and any Make‑Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Citibank, N.A. or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
This Note is one of a series of Senior Notes (herein called the “Series C Notes”) issued pursuant to the Supplement to Note Purchase Agreement dated as of November 14, 2014 to that certain Note Purchase Agreement, dated as of October 18, 2012 (as from time to time amended or supplemented, the “Note Purchase Agreements”), among the Company and the Purchasers named therein and is entitled to the benefits thereof together with additional Series of Notes from time to time issued thereunder (the “Supplemental Notes,” and collectively with notes issued under the Note Purchase Agreement, the “Notes”). Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6 of the Note Purchase Agreement.
This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.
If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make‑Whole Amount) and with the effect provided in the Note Purchase Agreements.
This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York, excluding choice‑of‑law principles of the law of such State that would permit application of the laws of a jurisdiction other than such State.

AEP Transmission Company, LLC

By________________________________
Title:______________________________

Exhibit 1-I

[Form of Series C, Tranche I Note]

AEP Transmission Company, LLC

4.53% Senior Note, Series C, Tranche I, due November 14, 2044

No. [_______]	[Date]
$[__________]	PPN 00114* AV5

For Value Received, the undersigned, AEP Transmission Company, LLC (herein called the “Company”), a limited liability company organized and existing under the laws of the State of Delaware, hereby promises to pay to [_____________________] or registered assigns, the principal sum of [______________] Dollars (or so much thereof as shall not have been prepaid) on November 14, 2044 (the “Maturity Date”) with interest (computed on the basis of a 360‑day year of twelve 30‑day months) (a) on the unpaid balance thereof at the rate of 4.53% per annum from the date hereof, payable semiannually, on the 14th day of May and November in each year, commencing with the May 14th or November 14th next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make‑Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.53% or (ii) 2% over the rate of interest publicly announced by Citibank, N.A. from time to time in New York, New York as its “base” or “prime” rate payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).
Payments of principal of, interest on and any Make‑Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Citibank, N.A. or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
This Note is one of a series of Senior Notes (herein called the “Series C Notes”) issued pursuant to the Supplement to Note Purchase Agreement dated as of November 14, 2014 to that certain Note Purchase Agreement, dated as of October 18, 2012 (as from time to time amended or supplemented, the “Note Purchase Agreements”), among the Company and the Purchasers named therein and is entitled to the benefits thereof together with additional Series of Notes from time to time issued thereunder (the “Supplemental Notes,” and collectively with notes issued under the Note Purchase Agreement, the “Notes”). Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6 of the Note Purchase Agreement.
This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.
If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make‑Whole Amount) and with the effect provided in the Note Purchase Agreements.
This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York, excluding choice‑of‑law principles of the law of such State that would permit application of the laws of a jurisdiction other than such State.

AEP Transmission Company, LLC

By________________________________
Title:______________________________

Schedule 5.3
(to Supplement)

Disclosure Materials

U.S. Private Placement Investor Presentation dated October 2014

Schedule 5.4
(to Supplement)

Subsidiaries of the Company and Ownership of Subsidiary Stock

List of Subsidiary Companies: each 100% owned
AEP Appalachian Transmission Company, Inc.
AEP Indiana Michigan Transmission Company, Inc.
AEP Kentucky Transmission Company, Inc.
AEP Ohio Transmission Company, Inc.
AEP Oklahoma Transmission Company, Inc.
AEP Southwestern Transmission Company, Inc.
AEP West Virginia Transmission Company, Inc.

Schedule 5.5
(to Supplement)

Financial Statements

AEP Transmission Company and Subsidiaries 2012 Annual Report Audited Consolidated Financial Statements
AEP Transmission Company and Subsidiaries 2013 Annual Report Audited Consolidated Financial Statements
AEP Transmission Company and Subsidiaries 2014 First Quarter and Second Quarter Reports Unaudited Consolidated Financial Statements

Schedule 5.12
(to Supplement)

ERISA Matters

January 1, 2014 Defined Benefit Adjusted Funding Target Attainment Percentage
For the American Electric Power System Retirement Plan, which is a pension plan within the meaning of section 3(2) of ERISA (other than a Multiemployer Plan) that is subject to the funding requirements of section 302 of ERISA or section 412 of the Code, the adjusted funding target attainment percentage as of January 1, 2014, as most recently certified by the Plan’s actuary on the basis of the actuarial assumptions specified for funding purposes in such Plan’s actuarial valuation report for the plan year beginning January 1, 2014, is 110.21%.

Schedule 5.15
(to Supplement)

5.15(a)
Short-term debt

Short-Term Debt (all affiliate borrowings):
AEP Transmission Company, LLC	$83,494,731.14
AEP Ohio Transmission Company, Inc.	$13,718,007.14
AEP Indiana Michigan Transmission Company, Inc.	$48,092,218.95
AEP Oklahoma Transmission Company, Inc.	$19,664,228.55
AEP Appalachian Transmission Company, Inc.	$995,806.07
AEP Kentucky Transmission Company, Inc.	$3,854,011.13
AEP Southwestern Transmission Company, Inc.	$915,191.74
AEP West Virginia Transmission Company, Inc.	$69,656,547.66

AEP Ohio Transmission Company, Inc (as obligor) $50,000,000 Daily Variable Rate Note, due to AEP Transmission Company, LLC (as obligee) on July 7, 2015

AEP Ohio Transmission Company, Inc (as obligor) $15,000,000 Daily Variable Rate Note, due to AEP Transmission Company, LLC (as obligee) on July 21, 2015

AEP Ohio Transmission Company, Inc (as obligor) $30,000,000 Daily Variable Rate Note, due to AEP Transmission Company, LLC (as obligee) on November 14, 2014

Long-term debt

AEP Transmission Company, LLC (as obligor)

AEP Transmission Company, LLC $104,000,000 3.30% Senior Notes, Series A, Tranche A due October 18, 2022

AEP Transmission Company, LLC $85,000,000 4.00% Senior Notes, Series A, Tranche B due October 18, 2032

AEP Transmission Company, LLC $61,000,000 4.73% Senior Notes, Series A, Tranche C due October 18, 2042

AEP Transmission Company, LLC $75,000,000 4.78% Senior Notes, Series A, Tranche D due December 14, 2042

AEP Transmission Company, LLC $25,000,000 4.83% Senior Notes, Series A, Tranche E due March 18, 2043

AEP Transmission Company, LLC $50,000,000 2.73% Senior Notes, Series B, Tranche A due November 7, 2018

Schedule 5.15
(to Supplement)

AEP Transmission Company, LLC $60,000,000 4.05% Senior Notes, Series B, Tranche B due November 7, 2023

AEP Transmission Company, LLC $60,000,000 4.38% Senior Notes, Series B, Tranche C due November 7, 2028

AEP Transmission Company, LLC $100,000,000 5.32% Senior Notes, Series B, Tranche D due November 7, 2043

AEP Transmission Company, LLC $30,000,000 5.42% Senior Notes, Series B, Tranche E due April 30, 2044

AEP Transmission Company, LLC $100,000,000 5.52% Senior Notes, Series B, Tranche F due October 30, 2044

AEP Ohio Transmission Company, Inc.(as obligor) and AEP Transmission Company, LLC (as obligee):

AEP Ohio Transmission Company, Inc. $83,200,000 3.30% Senior Notes, Series A, Tranche A due October 18, 2022

AEP Ohio Transmission Company, Inc. $68,000,000 4.00% Senior Notes, Series A, Tranche B due October 18, 2032

AEP Ohio Transmission Company, Inc. $48,800,000 4.73% Senior Notes, Series A, Tranche C due October 18, 2042

AEP Ohio Transmission Company, Inc. $10,000,000 4.83% Senior Notes, Series A, Tranche E due March 18, 2043

AEP Ohio Transmission Company, Inc. $31,500,000 2.73% Senior Notes, Series B, Tranche A due November 7, 2018

AEP Ohio Transmission Company, Inc. $37,800,000 4.05% Senior Notes, Series B, Tranche B due November 7, 2023

AEP Ohio Transmission Company, Inc. $37,800,000 4.38% Senior Notes, Series B, Tranche C due November 7, 2028

AEP Ohio Transmission Company, Inc. $63,000,000 5.32% Senior Notes, Series B, Tranche D due November 7, 2043

AEP Ohio Transmission Company, Inc. $18,900,000 5.42% Senior Notes, Series B, Tranche E due April 30, 2044

Schedule 5.15
(to Supplement)

AEP Ohio Transmission Company, Inc. $43,000,000 5.52% Senior Notes, Series B, Tranche F due October 30, 2044

AEP Indiana Michigan Transmission Company, Inc.(as obligor) and AEP Transmission Company, LLC (as obligee):

AEP Indiana Michigan Transmission Company, Inc. $20,800,000 3.30% Senior Notes, Series A, Tranche A due October 18, 2022

AEP Indiana Michigan Transmission Company, Inc. $17,000,000 4.00% Senior Notes, Series A, Tranche B due October 18, 2032

AEP Indiana Michigan Transmission Company, Inc. $12,200,000 4.73% Senior Notes, Series A, Tranche C due October 18, 2042

AEP Indiana Michigan Transmission Company, Inc. $7,500,000 4.83% Senior Notes, Series A, Tranche E due March 18, 2043

AEP Indiana Michigan Transmission Company, Inc. $9,250,000 2.73% Senior Notes, Series B, Tranche A due November 7, 2018

AEP Indiana Michigan Transmission Company, Inc. $11,100,000 4.05% Senior Notes, Series B, Tranche B due November 7, 2023

AEP Indiana Michigan Transmission Company, Inc. $11,100,000 4.38% Senior Notes, Series B, Tranche C due November 7, 2028

AEP Indiana Michigan Transmission Company, Inc. $18,500,000 5.32% Senior Notes, Series B, Tranche D due November 7, 2043

AEP Indiana Michigan Transmission Company, Inc. $5,550,000 5.42% Senior Notes, Series B, Tranche E due April 30, 2044

AEP Indiana Michigan Transmission Company, Inc. $17,000,000 5.52% Senior Notes, Series B, Tranche F due October 30, 2044

AEP Oklahoma Transmission Company, Inc.(as obligor) and AEP Transmission Company, LLC (as obligee):

AEP Oklahoma Transmission Company, Inc. $75,000,000 4.78% Senior Notes, Series A, Tranche D due December 14, 2042

Schedule 5.15
(to Supplement)

AEP Oklahoma Transmission Company, Inc. $7,500,000 4.83% Senior Notes, Series A, Tranche E due March 18, 2043

AEP Oklahoma Transmission Company, Inc. $9,250,000 2.73% Senior Notes, Series B, Tranche A due November 7, 2018

AEP Oklahoma Transmission Company, Inc. $11,100,000 4.05% Senior Notes, Series B, Tranche B due November 7, 2023

AEP Oklahoma Transmission Company, Inc. $11,100,000 4.38% Senior Notes, Series B, Tranche C due November 7, 2028

AEP Oklahoma Transmission Company, Inc. $18,500,000 5.32% Senior Notes, Series B, Tranche D due November 7, 2043

AEP Oklahoma Transmission Company, Inc. $5,550,000 5.42% Senior Notes, Series B, Tranche E due April 30, 2044

AEP Oklahoma Transmission Company, Inc. $5,000,000 5.52% Senior Notes, Series B, Tranche F due October 30, 2044

AEP West Virginia Transmission Company, Inc.(as obligor) and AEP Transmission Company, LLC (as obligee):

AEP West Virginia Transmission Company, Inc. $35,000,000 5.52% Senior Notes, Series B, Tranche F due October 30, 2044

5.15(b)

None.

5.15(c)

None.

Annex A
(to Supplement)

Existing Debt as of the Second Series C Closing

Annex B
(to Supplement)

Existing Debt as of the Third Series C Closing